UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 18, 2020

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T 28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T 32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T 38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T 49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T 50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 18, 2020, AT&T Inc. (“AT&T”) completed its previously announced debt exchange offers (the “Exchange Offers”) to (a) exchange the notes listed in the first table below (the “Pool 1 Notes”) for AT&T’s new 3.500% Global Notes due 2053 (the “New 2053 Securities”) as described below and cash, (b) exchange the notes listed in the second table below (the “Pool 2 Notes”) for AT&T’s new 3.550% Global Notes due 2055 (the “New 2055 Securities”) and cash, and (c) exchange the notes listed in the third table below (the “Pool 3 Notes”) for AT&T’s new 3.650% Global Notes due 2059 (the “New 2059 Securities” and, together with the New 2053 Securities and the New 2055 Securities, the “New Securities”) and cash, each on the terms and in accordance with the Offering Memorandum dated August 31, 2020, as amended by AT&T’s Press Releases dated September 15, 2020. The aggregate principal amounts of each Pool 1 Note, Pool 2 Note, and Pool 3 Note set forth below in the first, second, and third tables, respectively, were validly tendered and accepted and subsequently cancelled. Following such cancellation, the aggregate principal amount of each Pool 1 Note, Pool 2 Note, and Pool 3 Note set forth below in the first, second, and third tables, respectively, remain outstanding.

Title of Security	Issuer	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Cancellation
Pool 1 Notes
8.750% Senior Notes due 2031	New Cingular Wireless Services, Inc.(1)	$16,536,000	$258,407,000
8.750% Senior Notes due November 15, 2031	AT&T Corp.	$4,557,000	$104,654,000
8.30% Discount Debentures due 2036	Historic TW(2)	$15,000	$155,992,000
7.700% Debentures due 2032	Time Warner(3)	$29,000	$139,022,000
7.625% Debentures due 2031	Time Warner(3)	$139,000	$155,327,000
7.125% Senior Notes due 2031	AT&T Mobility LLC(4)	$235,000	$151,167,000
6 7/8% Notes due 2031	BellSouth, LLC(5)	$1,590,000	$112,167,000
6.550% Notes due 2034	BellSouth, LLC(5)	$798,000	$146,611,000
6.00% Notes due 2034	BellSouth, LLC(5)	$2,634,000	$198,421,000
6.800% Notes due 2036	AT&T	$1,015,000	$127,315,000
6.55% Global Notes due 2039	AT&T	$66,925,000	$443,138,000
6.500% Global Notes due 2036	AT&T	$4,274,000	$155,978,000
6.500% Global Notes due 2037	AT&T	$172,847,000	$239,251,000
6.40% Global Notes due 2038	AT&T	$64,018,000	$165,018,000
6.350% Global Notes due 2040	AT&T	$332,905,000	$157,578,000
6.300% Global Notes due 2038	AT&T	$99,983,000	$749,377,000
6.200% Global Notes due 2040	AT&T	$64,365,000	$264,902,000
6.100% Global Notes due 2040	AT&T	$144,330,000	$248,374,000
6.000% Global Notes due 2040	AT&T	$763,203,000	$470,827,000
5.35% Global Notes due 2040	AT&T	$720,248,000	$1,069,312,000
5.250% Global Notes due 2037	AT&T	$1,205,610,000	$1,794,390,000
4.900% Global Notes due 2037	AT&T	$595,718,000	$682,961,000
4.850% Global Notes due 2039	AT&T	$1,043,764,000	$956,236,000
4.800% Global Notes due 2044	AT&T	$750,127,000	$1,749,873,000
4.30% Global Notes due 2042	AT&T	$0	$1,956,149,000

(1)	New Cingular Wireless Services, Inc. was formerly known as AT&T Wireless Services, Inc.
(2)	References to Historic TW refer to Historic TW Inc., the successor in interest to Time Warner Companies Inc.
(3)	References to Time Warner refer to Warner Media, LLC, the successor in interest to Time Warner Inc.
(4)	AT&T Mobility LLC was formerly known as Cingular Wireless LLC.
(5)	The 6 7/8% Notes due 2031, 6.550% Notes due 2034, and 6.00% Notes due 2034 were originally issued by BellSouth Corporation, which subsequently converted to BellSouth, LLC.

Title of Security	Issuer	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Cancellation
Pool 2 Notes
6.375% Global Notes due 2041	AT&T	$379,856,000	$604,252,000
6.250% Global Notes due 2041	AT&T	$191,405,000	$330,319,000
5.550% Global Notes due 2041	AT&T	$333,392,000	$676,151,000
5.375% Global Notes due 2041	AT&T	$260,610,000	$186,695,000
5.350% Global Notes due 2043	AT&T	$244,856,000	$191,483,000
5.150% Global Notes due 2042	AT&T	$618,319,000	$590,186,000
5.150% Global Notes due 2046	AT&T	$1,007,433,000	$743,292,000
4.850% Global Notes due 2045	AT&T	$394,633,000	$401,053,000
4.750% Global Notes due 2046	AT&T	$1,628,202,000	$1,871,798,000
4.35% Global Notes due 2045	AT&T	$1,147,705,000	$1,896,145,000

Title of Security	Issuer	Aggregate Principal Amount Accepted	Aggregate Principal Amount Outstanding Following Cancellation
Pool 3 Notes
5.700% Global Notes due 2057	AT&T	$514,799,000	$485,201,000
5.650% Global Notes due 2047	AT&T	$540,565,000	$959,435,000
5.450% Global Notes due 2047	AT&T	$1,251,477,000	$748,523,000
5.300% Global Notes due 2058	AT&T	$461,929,000	$181,815,000
5.150% Global Notes due 2050	AT&T	$753,335,000	$941,331,000
4.550% Global Notes due 2049	AT&T	$1,569,246,000	$930,754,000
4.500% Global Notes due 2048	AT&T	$323,556,000	$4,176,443,000

In connection with the settlement of the Exchange Offers, AT&T issued (i) U.S.$7,500,000,000 aggregate principal amount of its New 2053 Securities, in exchange for the Pool 1 Notes validly tendered and accepted; (ii) U.S.$7,500,001,000 aggregate principal amount of its New 2055 Securities, in exchange for the Pool 2 Notes validly tendered and accepted; and (iii) U.S.$6,500,001,000 aggregate principal amount of its New 2059 Securities, in exchange for the Pool 3 Notes validly tendered and accepted, in each case, pursuant to the Exchange Offers. Cash consideration per $1,000 principal amount of Pool 1 Notes, Pool 2 Notes and Pool 3 Notes accepted in the Exchange Offers was disclosed in the Company’s pricing press release filed with the Securities and Exchange Commission on Wednesday, September 16, 2020, and is being distributed in connection with the settlement of the Exchange Offers.

The respective forms of the Rule 144A Global Notes and Regulation S Global Notes for each series of New Securities are filed as Exhibits 4.1 – 4.6 and are incorporated herein by reference in their entirety. In connection with the issuance of the New Securities, AT&T entered into a Registration Rights Agreement, dated as of September 18, 2020, with the dealer managers named therein, which will give holders of the New Securities certain exchange and registration rights with respect to the New Securities. A copy of the Registration Rights Agreement is filed as Exhibit 4.7 and is incorporated herein by reference in its entirety.

The New Securities are governed by the terms of an indenture, dated as of May 15, 2013, between AT&T and The Bank of New York Mellon Trust Company, N.A., as trustee.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d)	Exhibits

4.1	Form of 3.500% Rule 144A Global Note due 2053

4.2	Form of 3.500% Regulation S Global Note due 2053

4.3	Form of 3.550% Rule 144A Global Note due 2055

4.4	Form of 3.550% Regulation S Global Note due 2055

4.5	Form of 3.650% Rule 144A Global Note due 2059

4.6	Form of 3.650% Regulation S Global Note due 2059

4.7	Registration Rights Agreement, dated as of September 18, 2020

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: September 18, 2020	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer